JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST	JOHN HANCOCK INVESTMENT TRUST III

Supplement dated March 1, 2018 to the current prospectus

Effective May 1, 2018, the subsection entitled “Class C shares” under the section entitled “CHOOSING AN ELIGIBLE SHARE CLASS” is amended and restated as follows:

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”).  Class C shares automatically convert to Class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least ten years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.

In addition, also effective May 1, 2018, the following bullet is added or replaces, as applicable, the last bullet regarding automatic conversion of Class C shares in the subsection entitled “Class C shares” under the section entitled “CLASS COST STRUCTURE”:

▪	Automatic conversion to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply)

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.